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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              February 10, 2004
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

        Delaware                     1-7182                    13-2740599
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    (State or Other               (Commission              (I.R.S. Employer
    Jurisdiction of               File Number)             Identification No.)
     Incorporation)

4 World Financial Center, New York, New York                              10080
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:               (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)

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Item 5.  Other Events and Required FD Disclosure
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     Merrill Lynch & Co., Inc. today announced that its board of directors has authorized the repurchase of up to $2 billion of the company's outstanding common shares.

     The authority will be exercised from time to time as market conditions warrant and subject to regulatory considerations. Any repurchases are intended to make appropriate adjustments to the company's capital structure and are for general corporate purposes.

                                    *   *   *

Merrill Lynch may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense savings and financial results, anticipated results of litigation and regulatory proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch's beliefs regarding future events, which are inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch's control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, actions and initiatives taken by both current and potential competitors, the effect of current, pending and future legislation and regulation, and the other risks detailed in Merrill Lynch's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures Merrill Lynch may make in its reports on Form 10-K, Form 10-Q and Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c) Exhibits

    99.1 Press release dated February 10, 2004 issued by Merrill Lynch & Co.,
         Inc.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MERRILL LYNCH & CO., INC.
                                           -------------------------------------
                                                       (Registrant)



                                           By: /s/ Judith A. Witterschein
                                               ---------------------------------
                                                   Judith A. Witterschein
                                                   Corporate Secretary

Date: February 10, 2004

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                                  Exhibit Index
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Exhibit No.   Description                                                  Page
-----------   -----------                                                  ----
99.1          Press release dated February 10, 2004 issued by Merrill
              Lynch & Co., Inc.                                             5

                                       4